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                                                          Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-45954, 333-45956, 333-55614,
333-55946) of Avaya Inc. of our report dated June 28, 2001 relating to the financial statements and the supplemental schedules of the AVAYA INC. SAVINGS PLAN, which appears in this Form 11-K.



/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
June 28, 2001